Exhibit 10.3

                              NONAPPROPRIATED FUND
                           PURCHASING AGREEMENT (NPA)


                               [GRAPHIC OMITTED]


                AIR FORCE NONAPPROPRIATED FUND PURCHASING OFFICE

                          9504 IH 35 NORTH, SUITE 370

                              SAN ANTONIO, TX 78233

                           COMMERCIAL: (210) 657-5804

                                  DSN: 487-6931

                              FAX: (210) 652-6309

                NONAPPROPRIATED FUND PURCHASING AGREEMENT (NPA)


1.   CONTRACT NUMBER:  F41999-95-D-6012

2.   ISSUED BY:                        3.  ADMINISTERED BY:
                                           (SEE PARA 16, PG 4)
     AFNAF PURCHASING OFFICE
     9504 IH 35 NORTH, SUITE 370
     SAN ANTONIO, TX 78233

     TEL:  (210) 657-5804
     FAX:  (210) 652-6309

4.   CONTRACTOR NAME AND ADDRESS:          CONTRACTOR POC:
     NITELIFE ENTERTAINMENT                JAMES "DOUG" BUTCHER
     241 THIRD AVENUE, SUITE C
     CHULA VISTA, CA 91910
     TEL: 619-476-2272
     FAX: 619-476-0621
     FBC: 7355

5.   PROMPT PAYMENT DISCOUNT TERMS:  NET 30

6.   DELIVERY:  ( ) FOB DESTINATION
                (X) OTHER (SEE PARA 3C)

7.   SHIP TO AND MARK FOR:  AS INDICATED ON EACH ORDER

8.   MAIL INVOICES TO:      AS INDICATED ON EACH ORDER

9.   CONTRACTING NAFI:      THE CONTRACTING NAFI FOR EACH DELIVERY ORDER PLACED
                            UNDER THIS CONTRACT WILL BE AS INDICATED ON
                            THE DELIVERY ORDER.





/S/  BERNARD J. JACOBS                     /S/  CHARLED E. ELLER
-------------------------------            -------------------------------------
SIGNATURE OF PERSON AUTHORIZED             SIGNATURE OF CONTRACTING OFFICER



BERNARD J. JACOBS CEO                      CHARLES E. ELLER, CONTRACTING OFFICER
-------------------------------            -------------------------------------
NAME AND TITLE OF SIGNER                   NAME AND TITLE OF SIGNER


9  NOVEMBER  1994                          8  NOVEMBER  1994
-------------------------------            -------------------------------------
DATE SIGNED                                DATE SIGNED

1.  DESCRIPTION OF AGREEMENT:

The contractor shall furnish sound, lighting and video equipment as described herein at the prices shown in the attached price list or catalog to any Federal Government Nonappropriated Fund instrumentally or other Government ordering agency. The total duration of this agreement, basic period of two year(s) and exercise of any options years, shall not exceed six years. Orders may be placed against this agreement from 10 November 1994 through 9 November 1996.

2.  EXTENT OF OBLIGATION:

Ordering activities are obligated only to the extent of order(s) placed against this NPA.

3.  PRICING:

a. The prices charged to ordering activities who issue orders against this NPA shall be equal or lower than those charged he Contractor's most favored customers. Other trade and prompt payment discounts used by the contractor shall be made available to the ordering activity.

b. A price list, including discount terms, will be negotiated periodically or as changes occur (see Para 3d & 3e) and approved by the AFNAF Purchasing Office (AFNAFPO) Contracting Officer. Contractor will mail copies of the NPA, approved price list and catalog to all Military Installations (Air Force, Army, Navy, Marine Corp) as specified by AFNAFPO.

c.  The prices in Atch 3 are FOB:  Origin

d. The Contractor, not participating in our Commander's Smart Buy (CSB) catalog program is required to contact AFNAFPO's Contracting Officer before any price change can be effected. Once approved the prices will be effective within, as a minimum, 30 days. The Contracting Officer will furnish the Contractor with documentation that must be mailed to using activities. Any materials mailed to using activities without prior approval of AFNAFPO will be cause to terminate the contract immediately.

e. Contractor participating in our CSB catalog program agrees to maintain firm prices for a one year period (1 May 1995-30 April 1996). Changes will be made only on an annual basis. Revised prices must be received by this office no later than 15 February of each year. Any materials mailed to using activities without prior approval of AFNAFPO will be cause to terminate the contract immediately.

4.  REQUIRED DELIVERY SCHEDULE:

Delivery is required to be made within 30 days after receipt of delivery order by the Contractor.

5.  NPA USAGE (OPTIONAL):

This agreement is optional for use by Government NAFIs. Air Force NAFIs will reference the NPA number (e.g. F41999-95-D-6012) in Block 2 of AF Form 2208, Nonappropriated Fund Purchasing Order of Supplies or Services, when placing orders.

6.  MINIMUM ORDER LIMITATIONS:

The contractor is not obligated to accept orders requiring shipments of less than $50.00.

7.  ORDERING:

a. Supplies to be furnished under the NPA shall be ordered by the issuance of delivery orders.

b. All delivery orders issued hereunder are subject to the terms and conditions of this NPA. This NPA shall control in the event of conflict with any delivery order.

c. A delivery order shall be "issued" for purposed of this NPA at the time the NAFI deposits the order in the mail.

8.  INVOICES AND PAYMENT:

Invoices shall be submitted to the address indicated on the Delivery Order. Payment will be made to the address indicated on the invoice. (See Clause No 13 of the General Provisions.)

9.  SHIPPING  INSTRUCTIONS:

a. It an order is received by the Contractor without instructions as lo the mode of shipment, the most economical method of shipment will be used with consideration given to delivery time and cost.

b. For those items shipped to water or aerial ports of embarkation for second destination shipment to overseas locations, (see Clause 22 of the General Provisions).

10.  PARTIAL  DELIVERIES:

The Contractor will process and ship items indicated on the order, If some items are temporarily out of stock. the Contractor will notify the ordering activity on the invoice or by separate communication when the item(s) will be shipped or when the item(c) will tit made available for ordering. Under the above conditions, the undelivered items may be cancelled against the original order with no further obligation by the Government.

11.  PACKAGING:

a.  Domestic and Sea Van Shipment:  Packaging will be in accordance with the
    -----------------------------
Contractor's standard commercial domestic practice lo prevent damage Curing shipment, Generally, no special export packaging is 'required since the overseas shipment via DTS will be by ocean carrier cargo sea van, except that hazardous items must be packaged, marked, labeled and prepared for transportation in accordance with Department of Transportation Regulation 49 CFR parts 100 through
150. Shipments to NAFIs in Labrador, Greenland, the Azores. and Turkey require special packaging in triple WALL fiberboard boxes (uniform freight classification rule 41, or equal) or wooden containers. Charges for export packaging in triple wall fiberboard boxes or wooden containers will be billed as a separate item on the contractor's invoice. The Contracting Officer is responsible for verifying actual use of triple wait fiberboard boxes or wooden containers.

b.  Bulk  Cargo  Shipments:  Shipments that do not tend  themselves to sea van
    ----------------------
shipment will be packed in accordance with standard commercial export packaging, unless otherwise specified. Shipments of any one piece exceeding either 18 112 feet in length, 7 feet in width, 6 12 feet in height, or 10,000 pounds in weight are considered transportability problem items. Such Shipments may or may not be containerized. This determination must be made lo consideration of the type and size of container. furnished and materials handling equipment available to both shipper and consignee.

c.  AMC Airlift Shipments:  Packaging  shall  be in  accordance with the
    ---------------------
Contractors standard commercial airlift export practice to afford adequate protection against physical damage during shipment. However, hazardous items when offered for shipment, must be packaged, marked, labeled, and prepared property for transportation in accordance with APR 71-4 (TM 35-250, NAVSUP PUB 505 (rev) MCO P4030.19D DSAM 4145.3) including use of DD Form 1387-2, Special Handling Data/Certification and other required- labels to insure uninterrupted movement to consignee.

12.  INSPECTION AND ACCEPTANCE:

a.  Shipments  within  the 48 Continuous States and District of Columbia, except
    ----------------------------------------------------------------------------
Shipments  to  Surface  and  Aerial  Ports  of  Embarkation(POE):  The  activity
----------------------------------------------------------------
responsible for inspection and acceptance shall be responsible for expediting preparation and processing of the receiving report after delivery is made to assure prompt payment to the Contractor.

b. Shipments to Ports of Embarkation (POE): Inspection of the item(s) is waived
   ---------------------------------------
in accordance with the proof of Shipments provision of the NPR (see Clause 16) until receipt at final destination overseas, except as to damaged items received at the POE. The items Pre accepted for payment upon receipt by the U.S. Postal Service or Common Carrier at the point of first receipt. Payment will be processed promptly by the ordering activity upon receipt of Proof of Shipment and invoice from Contractor.

13.  SHIP  TO  AND  MARK  FOR  INSTRUCTIONS:

Each  order  written  against  the  NPA  MUST  CONTAIN  shipping  and  marking
Instructions.

NOTE.  MARK  ALL  PACKAGES  AND  PAPERS  WITH  DELIVERY  ORDER  NUMBER!

14.  CANCELLATION  OR  TERMINATION:

This NPA may be cancelled at any time by the Contracting Officer. AFNAF Purchasing Office. WITH no cost or liability to the ordering activity except for outstanding orders previously written against this NPA, Individual orders against this NPA may be terminated for convenience by the ordering activity in accordance WITH General Provision No 8.

15.  ANNUAL  REVIEW:

Annually, the Contractor SHALL furnish the contracting officer. within 20 calendar days after:

XX  the  end  o1  the  performance  period  listed  in  paragraph  1  above:  or
--
__  end  of  the  fiscal  year;  or

__  end  of

the aggregate dollar value of sales made under the contract. The report shall be made on the form provided by the contracting office. Failure to submit this usage report within the time frame requested may result to termination of the contract.

16.  CONTRACT  ADMINISTRATIVE  DATA

a. The following personnel will be contacted regarding shipping instructions and payment problems

                      For orders issued by NAVY Activities
                                 (202) 694-3931.
                      For orders issued by  ARMY Activities
                                 (202) 325- 0757

b. For orders issued by Air Force Activities and any questions or problems on orders issued by NAVY and ARMY activities other than for shipping instructions and payment problems contact AFNAFPO AT (210)652-6931.

ATTACHMENTS:

1.  Special  provisions
2.  General  Provisions
3.  Contractor's  price  list  dated:  Nov  94

Negotiated  percentage  discount off list:  Various, prices are net on contract.

                               SPECIAL PROVISIONS

TEMPORARY  PRICE  REDUCTION:

The Contractor may offer to the Contracting Officer s temporary price reduction which has a duration, of thirty (30) days or more. For addition, price reductions may be offered for Government attended trade shows or Government sponsored workshops and such reductions shall be available, as a minimum, through the duration of said trade show/workshop or as mutually agreed upon between the Contractor and the Contracting Officer. Temporary price reductions shall be accomplished through the. issuance of a product bulletin when such reductions are for thirty (30) days or more. For price reductions under Thirty
(30) days, written confirmation from the contractor is the only document required for the contract.

COMMANDER'S  SMART  BUY  CATALOG  PROGRAM

It the Contractor elects to participate in the CSB program, negatives and price lists shall be provided within the time frame designated by the contracting office. The price list shall be accompanied by a statement certifying that the items, discounts, prices, terms and conditions shown in the catalog/price list are identical to those originally accepted by the contracting office. Only those products accepted by the contracting office are included in the negatives or price lists.

Failure to furnish the certification statement may constitute sufficient cause for applying the provision of the cancellation or termination clause of this contract.

There is a fee associated with participation in the catalog program. The fee is not negotiable nor shall it be considered in determining the pricing of the Contractor's most favored customers as specified under the pricing clause of this contract.

PRODUCT  BULLETINS

Product bulletins may be issued during the performance period of this contract, Product bulletins are used to provide the Contractor an opportunity to reduce prices for a negotiated period of time, introduce the program or a product under the program, and to marker special purchasing opportunities (as the Contracting Officer determines to be in the best interest of the NAFI). A modification
(SF30) to the contract is not required with the issuance of a product bulletin unless products are being added to the contract.

PERFORMANCE  ALLOWANCE  APPLICABLE  TO  AGGREGATE  SALES

An additional discount of 5 % is offered as a performance allowance to the government which will be applied to the actual aggregate sales under this contract. The aggregate sales that the performance allowance is based on to the government is:

(a)  all  sales  in  excess  of  $1,000,000.00

(b)  other

The performance allowance amount is based on sales performance the initial 12 month period of this contract and for the subsequent 12 months period of the contract. Payment of end-of contract performance allowance shall be made within thirty, (30) days after receipt of a written notification from the Contracting Officer stating the amount due.

The  amount  due  shall  be  paid  by  check  payable  to:


HQ  AFSVA/SVF
c/o  AFNAF PURCHASING OFFICE

The check should be mailed to.

AFNAF PURCHASING OFFICE
9504 I.H. 35 NORTH, SUITE 370
SAN ANTONIO TX 78233

ECONOMIC  PRICE  ADJUSTMENT

Price adjustments include price increases and price decreases. Adjustments will be considered as follows:

     (1) Increases resulting from the reissue or other modification of the Contractors price list that was used as the basis of the contract award.

     (2)  At  least  thirty  (30)  days  elapse  between  requested  increases.

     (3)  Decreases  resulting  from  the  issuance  of  a  product  bulletin.

In any contract period in which price increases will be considered, the aggregate of the increases of any contract prices shall be applied as described below.

The  aggregate  of  the  increases  shall  not  exceed  8%  per  year.

The Contracting Officer reserves the right to raise or lower the ceiling when market conditions during the contract period support such a change.

TRADE  SHOW(S)  DISCOUNT

An  additional   00%   trade  show  discount  is  offered  for orders placed at:
Discount  to  be  negotiated  at  time  of  show.

               AMENDMENT OF SOLICITATION MODIFICATION OF CONTRACT
================================================================================
                     CONTRACT ID CODE    PAGE OF PAGES
                                               |
                     ----------------    -------------

2.  AMENDMENT MODIFICATION NO.
MOD 02
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
05/01/97
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (if applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                   CODE
                                                    --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)      CODE
                                                    --------------------
    MICHELE WEISBECKER
    210-652-6931

--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and Zip code)

    PERFOMANCE SOUND & LIGHT
    1020 HERCULES AVE
    HOUSTON  TX 77058


    ATTN:  DOUG BUTCHER
--------------------------------------------------------------------------------
CODE                             | FACILITY CODE
--------------------------------------------------------------------------------
|(x)|  9A.   AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
|   |  9B.   DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION OF CONTRACT/ORDER NO.
|   |  F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED (See Item 13)
|   |  11/08/94
--------------------------------------------------------------------------------

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
             [ ] is extended    [ ] is not extended.
Others must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendment;
                                                -------
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this Amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (if required)

--------------------------------------------------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
|(X)| A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)  THE
|   |     CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   | B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
|   |     ADMINISTRATIVE CHANGES (such as changes paying office, appropriation
|   |     Date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(b).
--------------------------------------------------------------------------------
|   | C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
|   |
--------------------------------------------------------------------------------
| X | D.  OTHER (Specify type of modification and authority)
|   |     MUTUAL AGREEMENT
--------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor  [x]  is not,  [ ] is required to sign this document
                and return   1   copies to the issuing office.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MODIFICATION ISSUED TO:

A.  PRICE LIST DATED SPRING 1997 IS HEREBY EFFECTIVE 1 MAY 97.

B.  CONTRACT PERFORMANCE PERIOD IS HEREBY EXTENDED THROUGH 30 APR 98.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Except as provided herein, all terms and conditions of the document referenced In Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      James D. Butcher
      Chairman/CEO
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  James Butcher
      ----------------------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      22 May 97
--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Charles E. Eller
      Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA

 BY   /s/  Charles E. Eller
      ----------------------------------------
      (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      1 May 97
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    Prescribed by GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT OF SOLICITATION MODIFICATION OF CONTRACT
================================================================================
                     CONTRACT ID CODE    PAGE OF PAGES
                                               |
                     ----------------    -------------

2.  AMENDMENT MODIFICATION NO.
MOD 03
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
01/12/98
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (if applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                   CODE
                                                    --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)      CODE
                                                    --------------------
    MICHELE WEISBECKER
    210-652-6931

--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and Zip code)

    PERFOMANCE SOUND & LIGHT
    1020 HERCULES AVE
    HOUSTON  TX 77058


    ATTN:  DOUG BUTCHER
--------------------------------------------------------------------------------
CODE                             | FACILITY CODE
--------------------------------------------------------------------------------
|(x)|  9A.   AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
|   |  9B.   DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION OF CONTRACT/ORDER NO.
|   |  F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED (See Item 13)
|   |  11/08/94
--------------------------------------------------------------------------------

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
             [ ] is extended    [ ] is not extended.
Others must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendment;
                                                -------
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this Amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (if required)

--------------------------------------------------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
|(X)| A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)  THE
|   |     CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   | B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
|   |     ADMINISTRATIVE CHANGES (such as changes paying office, appropriation
|   |     Date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(b).
--------------------------------------------------------------------------------
|   | C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
|   |
--------------------------------------------------------------------------------
| X | D.  OTHER (Specify type of modification and authority)
|   |     MUTUAL AGREEMENT
--------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor  [ ]  is not,  [X] is required to sign this document
                and return   1   copies to the issuing office.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MODIFICATION ISSUED TO:

A.  INCORPORATE PRICE LIST DATED WINTER 97/SPRING 98.

B.  CONTRACT PERFORMANCE PERIOD IS HEREBY EXTENDED THROUGH 30 APR 99.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


Except as provided herein, all terms and conditions of the document referenced In Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      James D. Butcher
      Chairman/CEO
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  James Butcher
      ----------------------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED


--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Charles E. Eller
      Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA

 BY   /s/  Charles E. Eller
      ----------------------------------------
      (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      01/13/98
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    Prescribed by GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT OF SOLICITATION MODIFICATION OF CONTRACT
================================================================================
                     CONTRACT ID CODE    PAGE OF PAGES
                                              |
                    ----------------    -------------

2.  AMENDMENT MODIFICATION NO.
MOD 1
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
11/10/96
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (if applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                   CODE
                                                    --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)      CODE
                                                    --------------------
    RHONDA GOOD
    210-652-6931

--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and Zip code)

    PERFOMANCE SOUND & LIGHTING
    ATTN: DOUG BUTCHER
    1020 HERCULES AVE
    HOUSTON  TX 77058

    713-480-5533
    713-480-4110 (FAX)
--------------------------------------------------------------------------------
CODE                             | FACILITY CODE
--------------------------------------------------------------------------------
|(x)|  9A.   AMENDMENT OF SOLICITATION NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED (SEE ITEM 11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION OF CONTRACT/ORDER NO.
|   |  F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED (See Item 13)
|   |  11/08/94
--------------------------------------------------------------------------------

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
             [ ] is extended    [ ] is not extended.
Others must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendment;
                                                -------
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this Amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (if required)

--------------------------------------------------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
|(X)| A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)  THE
|   |     CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   | B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
|   |     ADMINISTRATIVE CHANGES (such as changes paying office, appropriation
|   |     Date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(b).
--------------------------------------------------------------------------------
| X | C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
|   |     MUTUAL AGREEMENT
--------------------------------------------------------------------------------
|   | D.  OTHER (Specify type of modification and authority)
|   |
--------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor  [ ]  is not,  [X] is required to sign this document
                and return   1   copies to the issuing office.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MODIFICATION ISSUED TO:

A. Contractor's name and address are changed from Nitelife Entertainment to the Name and address is Block 8.

B. Performance period of this NPA is extended until 8 Nov 97. All other terms and conditions remain unchanged.



Except as provided herein, all terms and conditions of the document referenced In Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      James D. Butcher
      Chairman/CEO
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  James Butcher
      ----------------------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      20 Nov 1996
--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Charles E. Eller
      Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA

 BY   /s/  Charles E. Eller
      ----------------------------------------
      (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      11/7/96
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    Prescribed by GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT OF SOLICITATION MODIFICATION OF CONTRACT
================================================================================
                     CONTRACT ID CODE    PAGE OF PAGES
                                              |
                    ----------------    -------------

2.  AMENDMENT MODIFICATION NO.
MOD 04
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
10/16/98
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (if applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                   CODE
                                                    --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)      CODE
                                                    --------------------
    MICHELE WEISBECKER
    210-652-6931

--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and Zip code)

    PERFOMANCE SOUND & LIGHT
    1020 HERCULES AVE
    HOUSTON  TX 77058

    ATTN:  JAMES D BUTCHER
--------------------------------------------------------------------------------
CODE                             | FACILITY CODE
--------------------------------------------------------------------------------
|(x)|  9A.   AMENDMENT OF SOLICITATION NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED (SEE ITEM 11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION OF CONTRACT/ORDER NO.
|   |  F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED (See Item 13)
|   |  11/08/94
--------------------------------------------------------------------------------

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
             [ ] is extended    [ ] is not extended.
Others must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendment;
                                                -------
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this Amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (if required)

--------------------------------------------------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
|(X)| A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)  THE
|   |     CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
| X | B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
|   |     ADMINISTRATIVE CHANGES (such as changes paying office, appropriation
|   |     Date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(b).
--------------------------------------------------------------------------------
|   | C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
|   |     MUTUAL AGREEMENT
--------------------------------------------------------------------------------
|   | D.  OTHER (Specify type of modification and authority)
|   |
--------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor  [X]  is not,  [ ] is required to sign this document
                and return       copies to the issuing office.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

EFFECTIVE 16 OCTOBER 1998, "ASSIGNMENT OF CLAIMS", OR PAYMENT UNDER THIS AGREEMENT IS TO BE MADE TO:

STRATEGIC FINANCE, INC.
 265 SAN FELIPE, SUITE 450
HOUSTON TX 77024

THIS SUPERSEDES ANY PREVIOUS ASSIGNMENT OF CLAIMS.


Except as provided herein, all terms and conditions of the document referenced In Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

--------------------------------------------------------------------------------
15C.  DATE SIGNED

--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Charles E. Eller
      Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA

 BY   /s/  Charles E. Eller
      ----------------------------------------
      (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      10/26/98
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    Prescribed by GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT OF SOLICITATION MODIFICATION OF CONTRACT
================================================================================
                     CONTRACT ID CODE    PAGE OF PAGES
                                           1  |
                    ----------------    -------------

2.  AMENDMENT MODIFICATION NO.
    MOD 5
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    05/01/99
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (if applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                   CODE
                                                    --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)      CODE
                                                    --------------------
    RHONDA GOOD
    210-652-6931

--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and Zip code)

    PERFOMANCE SOUND & LIGHTING
    ATTN: DOUG BUTCHER
    1020 HERCULES AVE
    HOUSTON  TX 77058

    281-480-5533
    281-480-4110 (FAX)
--------------------------------------------------------------------------------
CODE                             | FACILITY CODE
--------------------------------------------------------------------------------
|(x)|  9A.   AMENDMENT OF SOLICITATION NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED (SEE ITEM 11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION OF CONTRACT/ORDER NO.
|   |  F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED (See Item 13)
|   |  11/08/94
--------------------------------------------------------------------------------

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
             [ ] is extended    [ ] is not extended.
Others must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendment;
                                                -------
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this Amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (if required)

--------------------------------------------------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
|(X)| A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)  THE
|   |     CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   | B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
|   |     ADMINISTRATIVE CHANGES (such as changes paying office, appropriation
|   |     Date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(b).
--------------------------------------------------------------------------------
|   | C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
|   | D.  OTHER (Specify type of modification and authority)
| X |     MUTUAL AGREEMENT
--------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor  [ ]  is not,  [X] is required to sign this document
                and return   1   copies to the issuing office.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MODIFICATION ISSUED TO:

A.  INCORPORATE 1999 U.S. MILITARY CATALOG CD-ROM PRICE LIST.

B.  CONTRACT PERFORMANCE PERIOD IS HEREBY EXTENDED THROUGH 30 APR 00.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



Except as provided herein, all terms and conditions of the document referenced In Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      James D. Butcher
      Chairman/CEO
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  James Butcher
      ----------------------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      29 APR 98
--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Charles E. Eller
      Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA

 BY   /s/  Charles E. Eller
      ----------------------------------------
      (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      04/29/99
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    Prescribed by GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT OF SOLICITATION MODIFICATION OF CONTRACT
================================================================================
                     CONTRACT ID CODE    PAGE OF PAGES
                                           1  |
                    ----------------    -------------

2.  AMENDMENT MODIFICATION NO.
    MOD 06
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    11/04/99
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (if applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                   CODE
                                                    --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)      CODE
                                                    --------------------
    KATHY HANLEY
    210-652-6931

--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and Zip code)

    PERFOMANCE SOUND & LIGHTING
    1020 HERCULES AVE
    HOUSTON  TX 77058

    ATTN: PAT CHAPMAN
    (281) 480-5533  FAX (281) 480-4110

--------------------------------------------------------------------------------
CODE                             | FACILITY CODE
--------------------------------------------------------------------------------
|(x)|  9A.   AMENDMENT OF SOLICITATION NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED (SEE ITEM 11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION OF CONTRACT/ORDER NO.
|   |  F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED (See Item 13)
|   |  11/08/94
--------------------------------------------------------------------------------

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
             [ ] is extended    [ ] is not extended.
Others must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendment;
                                                -------
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this Amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (if required)

--------------------------------------------------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
|(X)| A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)  THE
|   |     CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   | B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
|   |     ADMINISTRATIVE CHANGES (such as changes paying office, appropriation
|   |     Date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(b).
--------------------------------------------------------------------------------
|   | C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
|   | D.  OTHER (Specify type of modification and authority)
| X |     MUTUAL AGREEMENT
--------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor  [ ]  is not,  [X] is required to sign this document
                and return   1   copies to the issuing office.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MODIFICATION ISSURED TO:

A.  INCORPORATE THE FOLLOWING ENTERTAINMENT MERCHANDISE:
    ITEM #1: DA-LITE MODE 76740 180" DIAGONAL VIDEO SCREEN, AFNAF PRICE $823.75 ITEM #2: DENON MODELDN-H800 FM TUNER/5 DISC CD COMBO, AFNAF PRICE $545.00 ITEM #3: YORKVILLE MODEL AP-812 12-CHANNEL POWERED MIXER, AFNAF
              PRICE $936.87
    ITEM #4:  AMERICAN DJ MODEL M-2020 20" MIRROR BALL, AFNAF PRICE $86.25
    ITEM #5:  AMERICAN DJ MODEL M-RPM MIRROR BALL MOTOR, AFNAF PRICE $14.30
    ITEM #6: PEERLESS MODEL PJRL-100 DLP PROJECTOR MOUNT, AFNAF, PRICE $166.25 ITEM #7: AMERICAN DJ MODEL SHOW DESIGNER LIGHTING CONTROLLER, AFNAF
              PRICE $789.00

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



Except as provided herein, all terms and conditions of the document referenced In Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      Pat Chapman - Director
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  Pat Chapman
      ----------------------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      11-12-99
--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Charles E. Eller
      Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA

 BY   /s/  Charles E. Eller
      ----------------------------------------
      (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      11/9/99
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    Prescribed by GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT OF SOLICITATION MODIFICATION OF CONTRACT
================================================================================
                     CONTRACT ID CODE    PAGE OF PAGES
                                              |
                    ----------------    -------------

2.  AMENDMENT MODIFICATION NO.
    MOD 7
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    02/22/00
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (if applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                   CODE
                                                    --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)      CODE
                                                    --------------------
    RHONDA GOOD

    210-653-5324

--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and Zip code)

    PERFOMANCE SOUND & LIGHT
    1020 HERCULES AVE
    HOUSTON  TX 77058

    ATTN: JAMES BUTCHER

--------------------------------------------------------------------------------
CODE                             | FACILITY CODE
--------------------------------------------------------------------------------
|(x)|  9A.   AMENDMENT OF SOLICITATION NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED (SEE ITEM 11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION OF CONTRACT/ORDER NO.
|   |  F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED (See Item 13)
|   |  11/08/94
--------------------------------------------------------------------------------

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
             [ ] is extended    [ ] is not extended.
Others must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendment;
                                                -------
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this Amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (if required)

--------------------------------------------------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
|(X)| A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)  THE
|   |     CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
| X | B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
|   |     ADMINISTRATIVE CHANGES (such as changes paying office, appropriation
|   |     Date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(b).
--------------------------------------------------------------------------------
|   | C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
|   | D.  OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor  [X]  is not,  [ ] is required to sign this document
                and return      copies to the issuing office.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Effective 22 February 2000, "Assignment of Claims", or payment under this agreement is to be made to:

KBK Financials, Inc.
 01 Commerce Street
Suite 2200
Fort Worth  TX 76102

This supersedes any previous assignment of claims.



Except as provided herein, all terms and conditions of the document referenced In Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      ----------------------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED


--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Charles E. Eller
      Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA

 BY   /s/  Charles E. Eller
      ----------------------------------------
      (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      22 FEB 00
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    Prescribed by GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT OF SOLICITATION MODIFICATION OF CONTRACT
================================================================================
                     CONTRACT ID CODE    PAGE OF PAGES
                                              |
                    ----------------    -------------

2.  AMENDMENT MODIFICATION NO.
    MOD 8
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    05/01/00
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (if applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                   CODE
                                                    --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)      CODE
                                                    --------------------
    RHONDA GOOD

    210-653-5324

--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and Zip code)

    PERFOMANCE SOUND & LIGHT
    1020 HERCULES AVE
    HOUSTON  TX 77058

    ATTN: JAMES BUTCHER

--------------------------------------------------------------------------------
CODE                             | FACILITY CODE
--------------------------------------------------------------------------------
|(x)|  9A.   AMENDMENT OF SOLICITATION NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED (SEE ITEM 11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION OF CONTRACT/ORDER NO.
|   |  F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED (See Item 13)
|   |  11/08/94
--------------------------------------------------------------------------------

            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
             [ ] is extended    [ ] is not extended.
Others must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendment;
                                                -------
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this Amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.  ACCOUNTING AND APPROPRIATION DATA (if required)

--------------------------------------------------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
--------------------------------------------------------------------------------
|(X)| A.  THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)  THE
|   |     CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   | B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
|   |     ADMINISTRATIVE CHANGES (such as changes paying office, appropriation
|   |     Date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(b).
--------------------------------------------------------------------------------
|   | C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
| X | D.  OTHER (Specify type of modification and authority)
|   |     MUTUAL AGREEMENT
--------------------------------------------------------------------------------
E.  IMPORTANT:  Contractor  [ ]  is not,  [X] is required to sign this document
                and return   1   copies to the issuing office.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification issued to:

A.  Incorporate the U.S. Military Buyer's Guide dated Spring 2000.

B.  Contract performance period is hereby extended through 30 Apr 01.

C. The negotiated percentage discount off list is changed to read: Maximum markup of 25% for all items except speakers which are at a maximum 15% markup to arrive at AFNAFPO pricing.

All other terms and conditions remain unchanged.


Except as provided herein, all terms and conditions of the document referenced In Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME AND TITLE OF SIGNER (Type or print)

      James D. Butcher   CEO
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  James Butcher
      ----------------------------------------
      (Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C.  DATE SIGNED

      27 APR 00
--------------------------------------------------------------------------------
16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Charles E. Eller
      Contracting Officer
--------------------------------------------------------------------------------
16B.  UNITED STATES OF AMERICA

 BY   /s/  Charles E. Eller
      ----------------------------------------
      (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C.  DATE SIGNED

      26 APR 00
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    Prescribed by GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT  OF  SOLICITATION  MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              |
                    ----------------    -------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  9
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    08/22/00
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                    --------------------
    AFNAF  PURCHASING  OFFICE
    9504  IH  35  NORTH,  STE  370
    SAN  ANTONIO,  TX  78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  6)      CODE
                                                    --------------------
    RHONDA  GOOD

    210-653-5324

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    PERFOMANCE  SOUND  &  LIGHT
    1020  HERCULES  AVE
    HOUSTON  TX  77058

    281-480-5533
    281-480-4110 (FAX)

--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |  F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |  11/08/94
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
|   |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
| X |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
|   |     MUTUAL  AGREEMENT
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [  ]  IS NOT,  [X] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN   1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE FEASIBLE.)

A. MODIFICATION ISSUED TO CHANGE THE PRICES ON THE FOLLOWING JBL SPEAKERS. SEE ATTACHED LISTING.

B.  ALL  OTHER  TERMS  AND  CONDITIONS  REMAIN  UNCHANGED.


EXCEPT AS PROVIDED HEREIN, ALL TERMS AND CONDITIONS OF THE DOCUMENT REFERENCED IN ITEM 9A OR 10A, AS HERETOFORE CHANGED, REMAINS UNCHANGED AND IN FULL FORCE AND EFFECT.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (TYPE  OR  PRINT)

     Patrick Chapman - Marketing Director
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /S/  Patrick Chapman
      ----------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

      8-23-00
--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  CHARLES  E.  ELLER
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      22 AUG 00
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED  BY  GSA
                                                    FAR  (48  CFR)  53.243


Product/Model  Nevi, AFNAF Price
-------------  ------------------
TR-126               $     341,00
TR-105               $     321.00
TR-225               $     291.00
TR-125               $     233.00
MR-902               $     481,00
MR-905               $     545.00
MR-918               $     545.00
MR-925               $     495.00
SR-4725X             $     911.00
SR-4733X             $   1,544.00
SR-4719X             $   1,301.00

               AMENDMENT  OF  SOLICITATION  MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              |
                    ----------------    -------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  10
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    01/19/01
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                    --------------------
    AFNAF  PURCHASING  OFFICE
    9504  IH  35  NORTH,  STE  370
    SAN  ANTONIO,  TX  78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  6)      CODE
                                                    --------------------
    RHONDA  GOOD

    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    PERFOMANCE  SOUND  &  LIGHT
    ATTN: DOUG BUTCHER
    1020  HERCULES  AVE
    HOUSTON  TX  77058

    281-480-5533
    281-480-4110 (FAX)

--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        11/08/94
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
| X |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
|   |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
|   |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [X]  IS NOT,  [ ] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN      COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE FEASIBLE.)

EFFECTIVE 19 JANUARY 2001, "ASSIGNMENT OF CLAIMS", OR PAYMENT UNDER THIS AGREEMENT IS TO BE MADE TO:

AEROFUND FINANCIALS INC.
10  SANTA TERESA BOULEVARD
SAN JOSE, CA 95119

THIS SUPERSEDES ANY PREVIOUS ASSIGNMENT OF CLAIMS.



EXCEPT AS PROVIDED HEREIN, ALL TERMS AND CONDITIONS OF THE DOCUMENT REFERENCED IN ITEM 9A OR 10A, AS HERETOFORE CHANGED, REMAINS UNCHANGED AND IN FULL FORCE AND EFFECT.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (TYPE  OR  PRINT)


--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      04/29/99
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED  BY  GSA
                                                    FAR  (48  CFR)  53.243

               AMENDMENT  OF  SOLICITATION  MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              |
                    ----------------    -------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  11
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    05/01/01
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                    --------------------
    AFNAF  PURCHASING  OFFICE
    9504  IH  35  NORTH,  STE  370
    SAN  ANTONIO,  TX  78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  6)      CODE
                                                    --------------------
    KATHY HANLEY
    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    PERFOMANCE  SOUND  &  LIGHT
    1020  HERCULES  AVE
    HOUSTON  TX  77058

    ATTN: ROBERT CARROLL
    281-486-5899/281-486-6155

--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        11/08/94
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
| X |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
           MUTUAL AGREEMENT
--------------------------------------------------------------------------------
|   |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [ ]  IS NOT,  [X] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN  1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE FEASIBLE.)

A. THE U.S. MILITARY BUYER'S GUIDE DATED SPRING 2000 APPROVED IN MODIFICATION #8 DATED 5/01/00 AND THE JBL SPEAKERS PRICES APPROVED IN MODIFICATION #9 DATED 8/22/00 ARE HEREBY EXTENDED FOR ANOTHER YEAR.

B.  CONTRACT PERFORMANCE PERIOD IS HEREBY EXTENDED TRHOUGH 30 APR 02.

C.  ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


EXCEPT AS PROVIDED HEREIN, ALL TERMS AND CONDITIONS OF THE DOCUMENT REFERENCED IN ITEM 9A OR 10A, AS HERETOFORE CHANGED, REMAINS UNCHANGED AND IN FULL FORCE AND EFFECT.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (TYPE  OR  PRINT)

      James D. Butcher
      Chairman/CEO
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/ James D. Butcher
      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

      10 MAY 01
--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      10 MAY 01
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED  BY  GSA
                                                    FAR  (48  CFR)  53.243

               AMENDMENT  OF  SOLICITATION  MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              |
                    ----------------    -------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  12
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    09/04/01
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                    --------------------
    AFNAF  PURCHASING  OFFICE
    9504  IH  35  NORTH,  STE  370
    SAN  ANTONIO,  TX  78233
--------------------------------------------------------------------------------
7.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  6)      CODE
                                                    --------------------
    RHONDA GOOD
    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    PERFOMANCE  SOUND  &  LIGHT
    ATTN: DOUG BUTCHER
    17300 SATURN LANE, SUITE 109
    HOUSTON  TX  77058

    281-480-5533
    281-480-4110 (FAX)

--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        11/08/94
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
| X |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
|   |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
|   |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [X]  IS NOT,  [ ] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN  1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE FEASIBLE.)

MODIFICATION CHANGES CONTRACTOR'S ADDRESS AS LISTED IN BLOCK 8 ABOVE IN ACCORDANCE WITH CONTRACTOR'S LETTER DATED 6 JUL 01.

ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.



Except as provided herein, all terms and conditions of the document referenced in item 9a or 10a, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (TYPE  OR  PRINT)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      04/29/99
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED  BY  GSA
                                                    FAR  (48  CFR)  53.243

               AMENDMENT  OF  SOLICITATION  MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              |
                    ----------------    -------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  13
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    01/07/02
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                    --------------------
    AFNAF  PURCHASING  OFFICE
    9504  IH  35  NORTH,  STE  370
    SAN  ANTONIO,  TX  78233
--------------------------------------------------------------------------------
7.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  6)      CODE
                                                    --------------------
    RHONDA GOOD
    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    PERFOMANCE  SOUND  &  LIGHT
    17300 SATURN LANE, SUITE 109
    HOUSTON  TX  77058

    ATTN: TIM HAY/ROBERT CARROLL

    281-480-5533
    281-480-4110 (FAX)

--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-95-D-6012
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        11/08/94
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
|   |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
| X |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
           MUTUAL AGREEMENT
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [ ]  IS NOT,  [X] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN  1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE FEASIBLE.)

1. Modification is issued to incorporate Security Video Equipment to the contract. See attached for items and AFNAF pricing. Pricing on the Security Video equipment is good until 30 April 03.

2. Security Video Equipment is a 30% discount off MSRP. JBL speakers remain at 15% markup off Dealer price list. All other items remain at 25% markup off Dealer price list.

3.  All other terms and conditions remain the same.



Except as provided herein, all terms and conditions of the document referenced in item 9a or 10a, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (TYPE  OR  PRINT)

      Timothy B. Hay,  Director, PSIL
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  Tim B. Hay
      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

      7 JAN 02
--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      7 JAN 02
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED  BY  GSA
                                                    FAR  (48  CFR)  53.243